ASSET-BACKED FINANCING FACILITY
ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:         APRIL 1, 2001 - APRIL 30, 2001

SETTLEMENT DATE:              15-MAY-01

A.   SERIES INFORMATION:

     ADVANTA EQUIPMENT LEASING RECEIVABLES SERIES 2000-1 LLC
     SERIES 2000-1



I.   AGGREGATE CONTRACT PRINCIPAL BALANCE:

     (a.)   Beginning Aggregate Contract Principal Balance .....................................                    $283,042,261.68
                                                                                                                    ---------------
     (b.)   Contract Principal Balance of all Collections allocable to Contracts ...............                    $ 10,594,510.06
                                                                                                                    ---------------
     (c.)   Contract Principal Balance of Charged-Off Contracts ................................                    $  2,336,245.75
                                                                                                                    ---------------
     (d.)   Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement
            Date ...............................................................................                    $270,111,505.87
                                                                                                                    ---------------


            BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR THIS RELATED
            COLLECTION PERIOD)
     (e.)   Class A Principal Balance as of this
            Settlement Date (Class A Note Factor)               0.5664397                                           $186,458,912.72
                                                                ---------                                           ---------------
     (e1.)  Ending Class A-1 Principal Balance                  0.2127419                         $ 38,566,912.72
                                                                ---------                         ---------------
     (e2.)  Ending Class A-2 Principal Balance                  1.0000000                         $ 63,269,000.00
                                                                ---------                         ---------------
     (e3.)  Ending Class A-3 Principal Balance                  1.0000000                         $ 84,623,000.00
                                                                ---------                         ---------------
     (f.)   Ending Class B Principal Balance as of this
            Settlement Date (Class B Note Factor)               0.5664397                                           $ 15,982,094.87
                                                                ---------                                           ---------------
     (g.)   Ending Class C Principal Balance as of this
            Settlement Date (Class C Note Factor)               0.5664397                                           $ 10,654,730.82
                                                                ---------                                           ---------------
     (h.)   Ending Class D Principal Balance as of this
            Settlement Date (Class D Note Factor)               0.5664397                                           $  5,327,365.26
                                                                ---------                                           ---------------
     (i.)   Ending Class E Principal Balance as of this
            Settlement Date (Class E Note Factor)               0.5719984                                           $ 13,448,825.60
                                                                ---------                                           ---------------
     (j.)   Ending Class F Principal Balance as of this
            Settlement Date (Class F Note Factor)               0.5719984                                           $ 34,968,845.97
                                                                ---------                                           ---------------



II.  COMPLIANCE RATIOS:

     (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts ......................                    $303,266,066.83
                                                                                                                    ---------------
     (b.)   CBR of Contracts 1 - 30 days delinquent ............................................                    $ 35,312,683.90
                                                                                                                    ---------------
     (c.)   % of Delinquent Contracts 1 - 30 days as of the related Calculation Date ...........                              11.64%
                                                                                                                    ---------------
     (d.)   CBR of Contracts 31 - 60 days delinquent ...........................................                    $ 12,316,061.86
                                                                                                                    ---------------
     (e.)   % of Delinquent Contracts 31 - 60 days as of the related Calculation Date ..........                               4.06%
                                                                                                                    ---------------
     (f.)   CBR of Contracts 61 - 90 days delinquent ...........................................                    $  6,027,337.76
                                                                                                                    ---------------
     (g.)   % of Delinquent Contracts 61 - 90 days as of the related Calculation Date ..........                               1.99%
                                                                                                                    ---------------
     (h.)   CBR of Contracts > 91 days delinquent ..............................................                    $  6,626,489.99
                                                                                                                    ---------------
     (i.)   % of Delinquent Contracts > 91 days as of the related Calculation Date .............                               2.19%
                                                                                                                    ---------------
     (j1.)  % of Delinquent Contracts 31 days or more as of the related Calculation Date .......                               8.23%
                                                                                                                    ---------------
     (j2.)  Month 2:          Mar-01 ...........................................................                               7.99%
                              ------                                                                                ---------------
     (j3.)  Month 3:          Feb-01 ...........................................................                               8.72%
                              ------                                                                                ---------------
     (j4.)  Three month rolling average % of Delinquent Contracts 31 days or more ..............                               8.31%
                                                                                                                    ---------------
     (k1.)  Net Charge-Off % for the related Collection Period (annualized 30/360) .............                               6.35%
                                                                                                                    ---------------
     (k2.)  Month 2:          Mar-01 ...........................................................                               3.94%
                              ------                                                                                ---------------
     (k3.)  Month 3:          Feb-01 ...........................................................                               3.94%
                              ------                                                                                ---------------
     (k4.)  Three month rolling average % for Defaulted Contracts ..............................                               4.74%
                                                                                                                    ---------------


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
     (l1.)  Cumulative Net Loss Percentage .....................................................                             4.2072%
                                                                                                                    ---------------
     (l2.)  Does the Cumulative Net Loss % exceed ..............................................
     (l3.)  The Loss Trigger Level % from Beginning Period to and including 12th Collection
            Period? .....Y or N ................................................................                          N/A
                                                                                                                    ---------------
     (l4.)  The Loss Trigger Level % from 13th Collection Period to and including 24th
            Collection Period? .....Y or N .....................................................                          NO
                                                                                                                    ---------------
     (l5.)  The Loss Trigger Level % from 25th Collection Period and thereafter? .....Y or N ...                          N/A
                                                                                                                    ---------------
     (m5.)  Is there currently a Trigger Event which has not been cured for this payment date ..
            ...Y or N ..........................................................................                          NO
                                                                                                                    ---------------
     (m5.)  Is there currently an Event of Default for this payment date .....Y or N ...........                          NO
                                                                                                                    ---------------



III. FLOW OF FUNDS:

     (1.)   The amount on deposit in Available Funds ...........................................                    $ 14,664,445.39
                                                                                                                    ---------------
     (2.)   Amounts deposited, if any, by the Servicer to the Collection Account for contracts
            repurchased ........................................................................                    $     46,037.91
                                                                                                                    ---------------
     (3.)   Total deposits in the Collection Account to be used as available funds on this
            Payment Date (1+2) .................................................................                    $ 14,710,483.30
                                                                                                                    ---------------
     (4.)   Funds to the servicer, any Excluded Amounts-Residual Receipts ......................                    $    210,776.78
                                                                                                                    ---------------
     (a.)   To the Trustee, trustee fees and expenses subject to an annual limit ...............                                 --
                                                                                                                    ---------------
     (b.)   To the Servicer, any unrecoverable servicer advances/initial unpaid balance
            amounts ............................................................................                    $     82,823.13
                                                                                                                    ---------------
     (c.)   To the Servicer, the servicing fee then due and miscellaneous amounts, if any ......                    $    235,868.55
                                                                                                                    ---------------


            TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: INTEREST
     (d.)   To Class A, the total Class A Note Interest for the related interest accrual period                     $  1,181,219.22
                                                                                                                    ---------------
                              Interest on Class A-1 Notes ......................................  $    276,510.96
                                                                                                  ---------------
                              Interest on Class A-2 Notes ......................................  $    382,513.83
                                                                                                  ---------------
                              Interest on Class A-3 Notes ......................................  $    522,194.43
                                                                                                  ---------------
     (e.)   Interest on Class B Notes for the related interest accrual period. .................                    $    106,056.81
                                                                                                                    ---------------
     (f.)   Interest on Class C Notes for the related interest accrual period. .................                    $     71,873.60
                                                                                                                    ---------------
     (g.)   Interest on Class D Notes for the related interest accrual period. .................                    $     37,479.96
                                                                                                                    ---------------


            CLASS E INTEREST:
     (h1.)  If Class E Noteholder is not Originator, then Interest on Class E Notes for the
            related interest accrual period or otherwise $0 ....................................                                 --
                                                                                                                    ---------------
     (h2.)  If Class E Noteholder is Originator, then amount in (h1) from above to be paid as additional principal pro rata among the Class A, Class B, Class C and Class D notes
            or otherwise $0 ....................................................................  $    120,879.16
                                                                                                  ---------------



            TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: PRINCIPAL

     (i1.)  Class A percentage .................................................................         0.699999
                                                                                                  ---------------
     (i2.)  To Class A, amount from reserve account, if any ....................................               --
                                                                                                  ---------------
     (i3.)  To Class A, the Class A overdue principal, if any ..................................               --
                                                                                                  ---------------
     (i4.)  To Class A, the Class A monthly principal payment amount ...........................  $  9,840,592.04
                                                                                                  ---------------
     (i5.)  To Class A, the additional principal, if any, allocable from Class E interest amount  $    103,189.62
                                                                                                  ---------------
     (i6.)  To Class A, the additional principal, if any, allocable from Class F floor amount ..               --
                                                                                                  ---------------
     (i7.)  Total principal payment to Class A  (i2-i6) ........................................  $  9,943,781.66
                                                                                                  ---------------
     (i8.)                    Principal payment to Class A-1 Noteholders .......................                    $  9,943,781.66
                                                                                                                    ---------------
     (i9.)                    Principal payment to Class A-2 Noteholders .......................                                 --
                                                                                                                    ---------------
     (i10.)                   Principal payment to Class A-3 Noteholders .......................                                 --
                                                                                                                    ---------------

     (j1.)  Class B percentage .................................................................        0.0599996
                                                                                                  ---------------
     (j2.)  To Class B, amount from reserve account, if any ....................................               --
                                                                                                  ---------------
     (j3.)  To Class B, the Class B overdue principal, if any ..................................               --
                                                                                                  ---------------
     (j4.)  To Class B, the Class B monthly principal payment amount ...........................  $    843,474.90
                                                                                                  ---------------
     (j5.)  To Class B, the additional principal, if any, allocable from Class E interest amount  $      8,844.77
                                                                                                  ---------------
     (j6.)  To Class B, the additional principal, if any, allocable from Class F floor amount ..               --
                                                                                                  ---------------
     (j7.)  Total principal payment to Class B Noteholders (j2-j6) .............................                    $    852,319.67
                                                                                                                    ---------------

     (k1.)  Class C percentage .................................................................        0.0399997
                                                                                                  ---------------
     (j2.)  To Class C, amount from reserve account, if any ....................................               --
                                                                                                  ---------------
     (k3.)  To Class C, the Class C overdue principal, if any ..................................               --
                                                                                                  ---------------
     (k4.)  To Class C, the Class C monthly principal payment amount ...........................  $    562,316.13
                                                                                                  ---------------
     (k5.)  To Class C, the additional principal, if any, allocable from Class E interest amount  $      5,896.51
                                                                                                  ---------------
     (k6.)  To Class C, the additional principal, if any, allocable from Class F floor amount ..               --
                                                                                                  ---------------


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
     (k7.)  Total principal payment to Class C Noteholders (k2-k6) .............................                    $    568,212.64
                                                                                                                    ---------------

     (l1.)  Class D percentage .................................................................        0.0199999
                                                                                                  ---------------
     (l2.)  To Class D, amount from reserve account, if any ....................................               --
                                                                                                  ---------------
     (l3.)  To Class D, the Class D overdue principal, if any ..................................               --
                                                                                                  ---------------
     (l4.)  To Class D, the Class D monthly principal payment amount ...........................  $    281,158.77
                                                                                                  ---------------
     (l5.)  To Class D, the additional principal, if any, allocable from Class E interest amount  $      2,948.26
                                                                                                  ---------------
     (l6.)  To Class D, the additional principal, if any, allocable from Class F floor amount ..               --
                                                                                                  ---------------
     (l7.)  Total principal payment to Class D Noteholders (l2-l6) .............................                    $    284,107.03
            *additional Class D principal allocable from Class E interest adjusted for prior                        ---------------
            period

     (m1.)  Class E percentage .................................................................        0.0499986
                                                                                                  ---------------
     (m2.)  To Class E, amount from reserve account, if any ....................................  $            --
                                                                                                  ---------------
     (m3.)  To Class E, the Class E overdue principal, if any ..................................               --
                                                                                                  ---------------
     (m4.)  To Class E, the Class E monthly principal payment amount ...........................  $    702,880.75
                                                                                                  ---------------
     (m5.)  To Class E, the additional principal, if any, allocable from Class F floor amount ..               --
                                                                                                  ---------------
     (m6.)  Total principal payment to Class E Noteholders (m2-m5) .............................                    $    702,880.75
                                                                                                                    ---------------



            TO THE RESERVE ACCOUNT:
     (4.)   The amount, if any, needed to maintain the amount in the reserve account at the
            required reserve amount ............................................................                    $            --
                                                                                                                    ---------------



            CLASS F PAYMENTS:
     (n1.)  Sub-Total of funds disbursed through the Reserve Account. ..........................  $ 14,277,399.80
                                                                                                  ---------------
     (n2.)  Funds available to be paid to Class F ..............................................  $    433,083.50
                                                                                                  ---------------

     (n3.)  Class F percentage .................................................................        0.1300032
                                                                                                  ---------------
     (n4.)  Class F floor amount ...............................................................  $  9,405,070.31
                                                                                                  ---------------
     (n5.)  Class F principal balance before payment of principal on this payment date .........  $ 36,796,432.09
                                                                                                  ---------------

     (n6.)  If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:
     (n7.)  If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has been reduced to the Class F floor amount and (b) funds
            available. .........................................................................                    $    433,083.50
                                                                                                                    ---------------


     (n8.)  If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0 ...........................................................................
                                                                                                                    ---------------

            TO THE TRUSTEE:
     (7.)   To the Trustee, any fees and expenses not previously paid subject to a limit .......
                                                                                                                    ---------------

            TO THE ISSUERS:
     (8.)   To the issuers, as owner of the pledged assets, any remaining available funds on
            deposit in the collection account after all payments are made above ................                    $            --
                                                                                                                    ---------------




IV.  SERVICER ADVANCES

     (a.)   Aggregate amount of Servicer Advances at the beginning of the Collection Period ....                    $  4,501,048.73
                                                                                                                    ---------------
     (b.)   Servicer Advances reimbursed during the Collection Period ..........................                    $     60,728.06
                                                                                                                    ---------------
     (c.)   Amount of unreimbursed Service Advances to be reimbursed on the Settlement Date ....                    $     82,823.13
                                                                                                                    ---------------
     (d.)   Servicer Advances made during the related Collection Period ........................                    $            --
                                                                                                                    ---------------
     (e.)   Aggregate amount of Servicer Advances at the end of the Collection Period ..........                    $  4,357,497.54
                                                                                                                    ---------------
     (f.)   Amount of delinquent Scheduled Payments for which Servicer Advances were not made ..                                 --
                                                                                                                    ---------------


V.   RESERVE ACCOUNT
     (a.)   Amount on deposit at the beginning of the related Collection Period ................                    $  4,702,535.15
                                                                                                                    ---------------
     (b.)   Reserve Account initial deposit ....................................................
                                                                                                                    ---------------
     (c.)   Amount of interest earnings reinvested for the related Monthly Period ..............                    $            --
                                                                                                                    ---------------
     (d.)   Amounts used to cover shortfalls, if any,  for the related Collection Period .......
                                                                                                                    ---------------
     (e.)   Amounts used as required in a Trigger Event, if any, for the related Collection
            Period .............................................................................                    $            --
                                                                                                                    ---------------
     (f.)   Amounts transferred in from the Collection Account, if applicable (line 4) .........                    $            --
                                                                                                                    ---------------
     (g.)   Interest earnings for the related Monthly Period ...................................                    $     19,190.33
                                                                                                                    ---------------
     (h.)   Interest  earnings withdrawn and included as Available Funds for the related Monthly
            Period .............................................................................                    $     19,190.33
                                                                                                                    ---------------


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
     (i.)   Amount on deposit at the end of the related Collection Period ......................                    $  4,702,535.15
                                                                                                                    ---------------

     (j.)   Is the Required Reserve Amount equal to the balance in the Reserve Account
            as of the related Collection period? Y or N ........................................                           Y
                                                                                                                    ---------------




VI.  ADVANCE PAYMENTS

     (a.)   Beginning aggregate Advance Payments ...............................................                    $  2,866,112.41
                                                                                                                    ---------------
     (b.)   Add:  Amount of Advance Payments collected during the related Collection Period ....                    $  2,117,516.75
                                                                                                                    ---------------
     (c.)   Add:  Investment earnings for the related  Collection Period .......................                    $            --
                                                                                                                    ---------------
     (d.)   Less: Amount of Advance Payments withdrawn for deposit into Facility Account .......                    $  2,134,788.42
                                                                                                                    ---------------
     (e.)   Ending aggregate Advance Payments ..................................................                    $  2,848,840.74
                                                                                                                    ---------------






     ADVANTA BANK CORP., AS SERVICER

     BY:    /s/ KIRK WEILER

     TITLE: V.P. Finance/Treasurer
            ------------------------

     DATE:  05/10/01
            ------------------------




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